UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 8, 2016

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE

EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL

EXECUTIVE OFFICES,

INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On June 8, 2016, MTS Systems Corporation (the “Company”) entered into an amendment (the “Amendment”) to its $200 million senior unsecured five-year revolving credit facility among the Company, certain financial institutions party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

The revolving credit facility was amended to permit the Company to take certain actions related to its previously announced offering of tangible equity units, each of which consists of a prepaid stock purchase contract and an amortizing note.  Among other things, the Amendment carves out the prepaid stock purchase contracts from the definition of a swap agreement under the revolving credit facility, specifically permits the debt to be incurred under the amortizing notes and permits the Company to enter into certain capped call transactions to reduce potential dilution to the Company’s common stock upon any settlement of the stock purchase contracts.

The financial institutions party to the revolving credit facility have performed and may continue to perform commercial banking and financial services for the Company for which they have received and will continue to receive customary fees. In addition, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are serving as the joint book-running managers for the tangible equity units offering and the common stock offering previously announced by the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Amendment No. 1 dated as of June 8, 2016 to Credit Agreement dated as of September 24, 2014 by and among MTS Systems Corporation, the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: June 14, 2016	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
10.1

Amendment No. 1 dated as of June 8, 2016 to Credit Agreement dated as of September 24, 2014 by and among MTS Systems Corporation, the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, N.A., as Administrative Agent.

Filed Electronically.